SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event Reported): June 3, 2004

LEVI STRAUSS & CO.

(Exact Name of Registrant as Specified in its Charter)

DELAWARE	333-36234	94-0905160
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1155 BATTERY STREET

SAN FRANCISCO, CALIFORNIA 94111

(Addresses, including zip code, and telephone numbers, including area code, of principal executive offices)

(415) 501-6000

(Registrant’s telephone number, including area code)

ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE

Attached hereto as Exhibit 99.1 is a copy of Levi Strauss & Co.’s press release dated June 3, 2004 titled “Levi Strauss & Co. Proposes Closure of Factories at Bonmati and Olvega”.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(c)	Exhibits

99.1	Press release of Levi Strauss & Co. dated June 3, 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LEVI STRAUSS & CO.

DATE: June 3, 2004	By:	/s/ Gary W. Grellman
	Name:	Gary W. Grellman
	Title:	Vice President and Corporate Controller

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press release of Levi Strauss & Co. dated June 3, 2004.